Cash and Cash Equivalents and Restricted Cash	6 Months Ended
Jun. 30, 2018
Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents [Abstract]
Cash and cash equivalents and restricted cash

3. Cash and cash equivalents and restricted cash:

The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the balance sheet that sum to the total of the same such amounts shown in the statements of cash flows:

	December 31,	June 30,
	2017	2018
Cash and cash equivalents	$736,114	$717,264
Restricted cash – current	$46,967	$1,962
Total	$783,081	$719,226

Restricted cash may include (i) minimum liquidity collateral requirements or minimum required cash deposits, as defined in the Company's loan agreements; (ii) taxes withheld from employees and deposited in designated bank accounts; (iii) amounts pledged as collateral for bank guarantees to suppliers and; (iv) amounts pledged as collateral for credit facilities agreements.